UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) June 7, 2012

Matador Resources Company

(Exact name of registrant as specified in its charter)

Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway, Suite 1500, Dallas, Texas		75240
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 371-5200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Matador Resources Company (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on June 7, 2012. On the April 26, 2012 record date, there were 55,507,543 shares of the Company’s common stock outstanding with each such share being entitled to one vote per share of common stock.

A total of 40,926,753 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting. The number of votes cast for, against, or withheld, as well as abstentions and broker non-votes, as applicable, with respect to each matter is set forth below.

Proposal 1: Election of Directors

The shareholders elected two Class I directors, each for a three-year term expiring at the Annual Meeting of Shareholders in 2015 and until the election and qualification of their respective successors or their earlier death, retirement, resignation or removal.

	Margaret B. Shannon	Margaret B. Shannon	Margaret B. Shannon
Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Michael C. Ryan	37,443,414	353,112	3,130,227
Margaret B. Shannon	37,443,414	353,112	3,130,227

Proposal 2: Advisory Vote on Executive Compensation

The shareholders approved the non-binding advisory resolution approving the compensation of the Company’s named executive officers.

	Broker Non-Votes	Broker Non-Votes	Broker Non-Votes
Votes For	Votes Withheld	Votes Abstained	Broker Non-Votes
35,922,888	1,809,028	64,610	3,130,227

Proposal 3: Advisory Vote on the Frequency of Holding Future Advisory Votes on Executive Compensation

The shareholders voted in favor of “1 Year” as their preferred frequency for holding future advisory votes to approve the compensation of the Company’s named executive officers.

	Broker Non-Votes	Broker Non-Votes	Broker Non-Votes	Broker Non-Votes
1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes
36,305,186	435,025	973,890	82,425	3,130,227

In light of these results and consistent with the Company’s recommendation on this matter, the Company will hold non-binding advisory votes to approve the compensation of its named executive officers every year until the next required non-binding advisory vote on the frequency of future non-binding advisory votes approving the compensation of the Company’s named executive officers or until the Company’s Board of Directors determines otherwise.

Proposal 4: Proposal to Approve the Adoption of the Company’s 2012 Long-Term Incentive Plan

The shareholders approved the Company’s 2012 Long-Term Incentive Plan.

	Broker Non-Votes	Broker Non-Votes	Broker Non-Votes
Votes For	Votes Withheld	Votes Abstained	Broker Non-Votes
36,597,637	276,214	922,675	3,130,227

Proposal 5:	Proposal to Ratify the Appointment of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2012

The shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

	Broker Non-Votes	Broker Non-Votes
Votes For	Votes Withheld	Votes Abstained
40,866,343	52,150	8,260

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: June 12, 2012	By:	/s/ David E. Lancaster
Name: David E. Lancaster
Title: Executive Vice President